UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2008
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4777 Bennett Drive, Suite E, Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

(925) 960-8777
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on September 1, 2008, the Board of Directors of Power Air Corporation (the "Company") accepted the resignation of Alan Campbell as Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer of the Company.

On the same date, the Board of Directors of the Company accepted the consent of Minnie Wright to serve as Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer the Company.

Ms. Wright has 18 years of experience in accounting and financial matters. Most recently, from 2005 to the present, Ms. Wright worked as an independent financial consultant based in San Francisco, California, performing financial consulting services to various public and private companies, including preparing financial statements, coordinating external audits and performing other finance-related duties. From 2000 to 2005, Ms. Wright served as Director of Investor Relations for Catellus Development Corporation (which was subsequently acquired by ProLogis) in San Francisco. From 1998 to 2000, Ms. Wright served as Assistant Controller of Shorenstein Company, LP in San Francisco. Ms. Wright worked at TriNet Corporate Realty Trust, Inc. (subsequently acquired by iStar Financial) in San Francisco from 1995 to 1998, first as Assistant Vice President/Assistant Controller and then as Assistant Vice President/Assistant Treasurer. From 1993 to 1995, Ms. Wright served as a Senior Internal Auditor at Charles Schwab Corporation in San Francisco. From 1990 to 1993, Ms. Wright served as a Senior Accountant at Wilson McCall & Daoro, Certified Public Accountants, in San Francisco.

Effective September 1, 2008, the Company entered into a Consulting Agreement with Ms. Wright. Pursuant to the terms of the agreement, Ms. Wright will provide consulting services to the Company, including as Chief Financial Officer of the Company, in consideration of a monthly fee of US$8,333.33. The initial term of the agreement is for a period of 6 months, commencing on September 1, 2008, renewable automatically on a one-month to one-month renewal term basis unless otherwise terminated in accordance with the terms of the agreement.

As a result of the Board of Director's acceptance of the changes set forth above, the Company's current officers and directors are as follows:

Name	Position
H. Dean Haley	Chairman, Chief Operating Officer and Director
Paul D. Brock	Director
Stephen Harrison	Director
Don Ceci	President, Chief Executive Officer and Director
William Potter	Director
Jahong Hur	Director
Joon Soo Shin	Director
Minnie Wright	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

Item 9.01         Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
10.1	Consulting Agreement between the Company and Ms. Wright

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
Date: September 1, 2008.	"H. Dean Haley" ____________________________ Name: H. Dean Haley Title: Chairman and Chief Operating Officer

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